Exhibit 24
POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Margaret Hayes Adame
Margaret Hayes Adame

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Marcello Bottoli
Marcello Bottoli

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Linda B. Buck
Linda B. Buck

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ J. Michael Cook
J. Michael Cook

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Peter A. Georgescu
Peter A. Georgescu

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Roger W. Ferguson, Jr.
Roger W. Ferguson, Jr.

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Alexandra A. Herzan
Alexandra A. Herzan

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Henry W. Howell, Jr.
Henry W. Howell, Jr.

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Katherine M. Hudson
Katherine M. Hudson

POWER OF ATTORNEY
The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the Securities Act of 1933, as amended, a post-effective amendment to the Registration Statement on Form S-8 filed with the Commission on May 16, 2001 (the “Registration Statement”), for the purpose of reducing the number of shares of the Corporation’s Common Stock to be issued under the Corporation’s Deferred Compensation Plan, hereby constitutes and appoints Dennis M. Meany or Jodie Simon Friedman as his (her) attorneys, and each of them as his (her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stead to sign in any and all capacities such post-effective amendment to the Registration Statement, and any and all further amendments to the Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.
IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 20th day of December, 2010.

/s/ Arthur C. Martinez
Arthur C. Martinez